Exhibit 10.2

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
SECURED COGNOVIT PROMISSORY NOTE

$10,542,308.45	January 11, 2024 (the “Effective Date”)

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SECURED COGNOVIT PROMISSORY NOTE (this “Amendment”) is made as of January 11, 2024 between Hall of Fame Resort & Entertainment Company, a Delaware corporation (“HOFREC”), and HOF Village Newco, LLC, a Delaware limited liability company (“HOFV Newco”), (HOFREC, and HOFV Newco, are referred to herein, individually or collectively as the context may require, as “Borrower”), as makers, hereby unconditionally promise to pay to CH Capital Lending, LLC, a Delaware limited liability company (together with its successors and/or assigns in its capacity as a Lender under the Loan Agreement (as defined below), “Lender”), pursuant to the Loan Agreement (as defined below) and the Second Amended and Restated Secured Cognovit Promissory Note executed by Borrower and Lender on March 17, 2023 and effective as of November 7, 2022 (the “Second A&R Note”) with interest thereon to be computed in accordance with that certain Modification Agreement dated October 6, 2023, as amended by that certain First Amendment to Second Amended and Restated Secured Cognovit Promissory Note executed by Borrower on December 8, 2023, effective as of November 30, 2023 (collectively with the Second A&R Note, as amended, restated, amended and restated, supplemented, waived, refinanced, renewed, replaced, extended or otherwise modified from time to time, the “Note”), all to be paid in accordance with the terms of the Note.

RECITALS

WHEREAS, Lender is the holder of the Note in the principal amount of $14,268,942.40 as of December 29, 2023, inclusive of interest through said date, which principal balance shall be reduced as a result of the Sandlot Transaction (as defined in the Tenth Amendment) by an amount equal to the Sandlot Proceeds (as hereinafter defined), and subsequently increased by an amount equal to the Section 4 Advance (as defined in the Tenth Amendment), which Note is secured by certain liens against certain real property and certain assets, as cross-collateralized with certain other debt instruments.

WHEREAS, Lender is the Administrative Agent pursuant to that certain Term Loan Agreement dated December 1, 2020 by and among Borrower, certain affiliates of Borrower, and Aquarian Credit Funding LLC, as the previous administrative agent (a) as amended by Amendment Number 1 to Term Loan Agreement dated January 28, 2021, Amendment Number 2 to Term Loan Agreement dated February 15, 2021, Amendment Number 3 to Term Loan Agreement dated August 30, 2021, Amendment Number 4 to Term Loan Agreement dated August 30, 2021, and Amendment Number 5 to Term Loan Agreement dated December 15, 2021, (b) as assigned to Administrative Agent and Lender pursuant to that certain Assignment of Loan and Loan Documents, dated March 1, 2022, by and among Aquarian Credit Funding LLC, as the previous Administrative Agent, Investors Heritage Life Insurance Company, as the previous Lender, and CH Capital Lending, LLC, as the new Administrative Agent and the new Lender, (c) as affected by that certain Assumption and Joinder Agreement to Loan Agreement, dated as of March 1, 2022, executed and delivered by HOFV Village Youth Fields, LLC (“HOF Youth Fields”) to Administrative Agent, and (d) as further amended by Amendment Number 6 to Term Loan Agreement dated March 1, 2022, Amendment Number 7 to Term Loan Agreement dated July 31, 2022, Amendment Number 8 to Term Loan Agreement dated as of November 7, 2022, as modified by that certain Modification Agreement effective as of October 6, 2023, Amendment Number 9 to Term Loan Agreement dated as of December 8, 2023, and that certain Amendment Number 10 to Term Loan Agreement dated as of January 11, 2024 (the “Tenth Amendment”) (all of the foregoing and as it may be further amended, restated, supplemented, waived, assigned, or otherwise modified from time to time is referred to herein as the, collectively, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

Second Amendment to Second A&R Note CH Capital Lending (former Aquarian)

WHEREAS, pursuant to that certain Omnibus Release of Youth Fields Borrower from Certain Debt Instruments made by Lender, IRG, LLC, a Nevada limited liability company, JKP FINANCIAL, LLC, a Delaware limited liability company, and/or MIDWEST LENDER FUND, LLC, a Delaware limited liability company in favor of HOF Youth Fields, dated as of January 11, 2024 (the “Youth Fields Release”), HOF Youth Fields was released from the Note, the Loan Agreement and Loan Documents.

WHEREAS, pursuant to the Tenth Amendment, the Proceeds of the Sandlot Transaction were deposited in the Sandlot Proceeds Account as a Mandatory Prepayment under Section 2.10 of the Loan Agreement and in consideration for (a) the giving of the Youth Fields Release, and (b) the making of an additional advance to Borrower by Lender in the amount of $4,400,000.

WHEREAS, after the Mandatory Prepayment in connection with the Sandlot Transaction, the outstanding principal balance on the Loan was Six Million One Hundred Forty-Two Thousand Three Hundred Eight and 45/100 Dollars ($6,142,308.45).

NOW, THEREFORE, in consideration of the above and of the mutual agreements herein contained, the undersigned parties agree to the following:

1. Maximum Principal Amount. The Maximum Principal Amount under the Note, as stated in the Second Amended and Restated Secured Cognovit Promissory Note is hereby (a) decreased from Fourteen Million Two Hundred Sixty-Eight Thousand Nine Hundred Forty-Two and 40/100ths Dollars ($14,268,942.40), to Six Million One Hundred Forty-Two Thousand Three Hundred Eight and 45/100 Dollars ($6,142,308.45) constituting a reduction as a result of the Mandatory Prepayment made in connection with the Sandlot Transaction, and (b) increased by Four Million Four Hundred Thousand Dollars ($4,400,000) to reflect the additional advance made by Lender to Borrower in said amount. After the changes described in clauses (a) and (b) above, the Maximum Principal Amount under the Note is and shall be Ten Million Five Hundred Forty-Two Thousand Three Hundred Eight and 45/100 Dollars ($10,542,308.45).

2. No Other Change. Except as modified herein, all of the terms, covenants and conditions of the Note, the Loan Agreement and other Loan Documents shall remain as originally written. The Note shall remain in full force and effect in all respects as if the unpaid balance of the principal, with the interest accrued thereon, had originally been payable as provided for herein. Nothing herein shall affect or impair any rights and powers which Lender may have thereunder. Except as modified herein, all of the terms, covenants and conditions of the Note shall remain as originally written.

Second Amendment to Second A&R Note CH Capital Lending (former Aquarian)

3. No Setoffs. Borrower hereby declares that Borrower has no setoffs, counterclaims, defenses or other causes of action against Lender arising out of the Loan or any documents mentioned herein; and to the extent any such setoffs, counterclaims, defenses or other causes of action may exist, whether known or unknown, such items are hereby waived by Borrower.

4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, and all of which together will constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (e.g. “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

5. Captions. The captions and headings of various sections of this Amendment and exhibits pertaining hereto are for convenience only and not to be considered as defining or limiting in any way the scope or intent of the provisions hereof.

6. Warrant of Attorney. Borrower authorizes any attorney at law to appear in any court of record in the State of Ohio or in any other state or territory of the United States of America after the loan evidenced by the Note becomes due, whether by acceleration or otherwise, to waive the issuing and service of process, and to confess judgment against Borrower in favor of Lender for the amount then appearing due on the Note, together with costs of suit, and thereupon to waive all errors and all rights of appeal and stays of execution. Borrower waives any conflict of interest that an attorney hired by Lender may have in acting on Borrower’s behalf in confessing judgment against Borrower while such attorney is retained by Lender. Borrower expressly consents to such attorney acting for Borrower in confessing judgment and to such attorney’s fee being paid by Lender or deducted from the proceeds of collection of this Note or collateral security therefor.

[Remainder of page intentionally left blank;

Signatures commence on following page.]

Second Amendment to Second A&R Note CH Capital Lending (former Aquarian)

IN WITNESS WHEREOF, this Amendment has been executed by the undersigned as of the date and year first above written.

Borrower:

WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON ITS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

HALL OF FAME RESORT &
ENTERTAINMENT COMPANY,

a Delaware corporation

By:	/s/ Michael Crawford
	Name:	Michael Crawford
	Title:	President and Chief Executive Officer

Second Amendment to Second A&R Note CH Capital Lending (former Aquarian)

Borrower, cont.:

WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON ITS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

HOF VILLAGE NEWCO, LLC,
a Delaware limited liability company

By:	/s/ Michael Crawford
	Name:	Michael Crawford
	Title:	President and Chief Executive Officer

Second Amendment to Second A&R Note CH Capital Lending (former Aquarian)

Lender:

CH CAPITAL LENDING, LLC,
a Delaware limited liability company,
in its capacity as Agent

By:	Holdings SPE Manager, LLC,
a Delaware limited liability company,
its Manager

By:	/s/ John A. Mase
	Name:	John A. Mase
	Title:	Chief Executive Officer

Agent, by its signature below, hereby consents to the provisions of this Amendment. Without limiting the foregoing, (a) the indebtedness evidenced by this Note and Amendment shall be considered “Permitted Indebtedness” under the Loan Agreement, (b) the shares of HOFREC Common Stock to be issued upon conversion of all or any portion of the indebtedness evidenced by this Note shall be considered “Permitted Equity Issuances” under the Term Loan Agreement, and (c) Agent hereby consents to the Security Interests granted to Agent and Lender.

Agent:

CH CAPITAL LENDING, LLC,
a Delaware limited liability company,
in its capacity as Agent

By:	Holdings SPE Manager, LLC,
a Delaware limited liability company,
its Manager

By:	/s/ John A. Mase
	Name:	John A. Mase
	Title:	Chief Executive Officer

Second Amendment to Second A&R Note CH Capital Lending (former Aquarian)

Agreed and accepted by cross-collateralized lenders:

IRG, LLC,

a Nevada limited liability company

By:	S.L. Properties, Inc.,
a Delaware corporation,
its Manager

By:	/s/ John A. Mase
	Name:	John A. Mase
	Title:	Chief Executive Officer

JKP FINANCIAL, LLC,

a Delaware limited liability company

By:	/s/ John A. Mase
	Name:	John A. Mase
	Title:	Chief Executive Officer

MIDWEST LENDER FUND, LLC,
a Delaware limited liability company

By:	S.L. Properties, Inc.,
a Delaware corporation,
its Manager

By:	/s/ Stuart Lichter
	Name:	Stuart Lichter
	Title:	President

Second Amendment to Second A&R Note CH Capital Lending (former Aquarian)